UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 6, 2021

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 6, 2021, Bel Fuse Inc. (the "Company") entered into an interest rate swap transaction with each of PNC Bank, National Association ("PNC") and KeyBank National Association ("KeyBank") (collectively, the "swaps").  The effect of the swaps is to fix the LIBOR portion of the interest rate on outstanding debt under the Company's existing credit agreement, dated September 2, 2021 among the Company, the several banks and other financial institutions or entities from time to time parties thereto, and KeyBank, as administrative agent, swing line lender and issuing lender.  The PNC swap has a notional amount of $30 million and fixes LIBOR at 1.3055% with an effective date of December 31, 2021 and a maturity date of August 31, 2026.  The KeyBank swap has a notional amount of $30 million and fixes LIBOR at 1.318% with an effective date of December 31, 2021 and a maturity date of August 31, 2026.

The foregoing descriptions of the swaps do not purport to be complete and are qualified in their entirety by reference to the respective ISDA Master Agreements and the confirmations of the respective swaps, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1       ISDA Master Agreement, by and between Bel Fuse Inc. and PNC Bank, National Association, dated as of November 10, 2021.

10.2       ISDA Master Agreement, by and between Bel Fuse Inc. and KeyBank National Association, dated as of November 16, 2021.

10.3       Confirmation of transaction, by and between Bel Fuse Inc. and PNC Bank, National Association, dated as of December 6, 2021.

10.4       Confirmation of transaction, by and between Bel Fuse Inc. and KeyBank National Association, dated as of December 6, 2021.

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2021	BEL FUSE INC.
(Registrant)

By:	/s/Farouq Tuweiq
Farouq Tuweiq
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	ISDA Master Agreement, by and between Bel Fuse Inc. and PNC Bank, National Association, dated as of November 10, 2021.

10.2	ISDA Master Agreement, by and between Bel Fuse Inc. and KeyBank National Association, dated as of November 16, 2021.

10.3	Confirmation of transaction, by and between Bel Fuse Inc. and PNC Bank, National Association, dated as of December 6, 2021.

10.4	Confirmation of transaction, by and between Bel Fuse Inc. and KeyBank National Association, dated as of December 6, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).